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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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HOVNANIAN ENTERPRISES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOVNANIAN ENTERPRISES, INC. 10 Highway 35, P.O. Box 500, Red Bank, N.J. 07701 (732) 747-7800

February 7, 2005

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, March 8, 2005, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. The meeting will start promptly at 5:00 p.m.

It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose or, if applicable, register your vote via the Internet or by telephone according to the instructions on the proxy card. Of course, if you attend the meeting, you may still choose to vote your shares personally even though you have previously designated a proxy.

Important items to be acted upon at the meeting include the election of directors and the ratification of the selection of an independent registered public accounting firm.

We sincerely hope you will be able to attend and participate in the Company’s 2005 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

Sincerely yours,
Kevork S. Hovnanian
Chairman of the Board

HOVNANIAN ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
FEBRUARY 7, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Tuesday, March 8, 2005, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 5:00 p.m. for the following purposes:

1.	The election of directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified;

2.	The ratification of the selection of Ernst & Young LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ended October 31, 2005; and

3.	The transaction of such other business as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on January 14, 2005 are entitled to notice of, and to vote at, the meeting. Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, proxy card(s) and the Company’s Annual Report for the year ended October 31, 2004.

Shareholders of record of both Class A Common Stock and Class B Common Stock, except for shareholders of Class B Common Stock held in nominee name, may appoint proxies to vote their shares in one of three ways:

1.	Via the Internet pursuant to the instructions on the enclosed proxy card;

2.	Calling the toll-free number on the enclosed proxy card; or

3.	Signing, dating and returning the enclosed proxy card in the envelope provided.

Shareholders of record of Class B Common Stock held in nominee name may appoint proxies to vote their shares by signing, dating and returning the enclosed proxy card in the envelope provided.

All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy card and return it promptly in the self-addressed envelope provided, or, if applicable, to register their vote via the Internet or by telephone according to the instructions on the proxy card.

By order of the Board of Directors,
PETER S. REINHART
Secretary

February 7, 2005

        If you are a shareholder of record and you plan to attend the Annual Meeting, please mark the appropriate box on your proxy card or, if applicable, so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Peter S. Reinhart, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or other intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. If you do not plan to attend the Annual Meeting, please designate a proxy by mail or, if applicable, via the Internet or by telephone. If you choose to vote by mail, please sign the proxy card and return it in the envelope provided so that your shares will be voted. The envelope requires no postage if mailed in the United States.

HOVNANIAN ENTERPRISES, INC.
10 HIGHWAY 35
P.O. BOX 500
RED BANK, NEW JERSEY 07701

PROXY STATEMENT

GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the “Company”, “we”, “us”, or “our”) for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed on or about February 7, 2005 to each shareholder entitled to vote. A proxy card(s) and the Company’s Annual Report for the year ended October 31, 2004 accompany this Proxy Statement.

Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote the shares represented by such proxy for the Board of Directors’ slate of directors, for the ratification of Ernst & Young LLP, the selected independent registered public accounting firm, and as recommended by the Board of Directors, unless contrary instructions are given. Any person may revoke a previously designated proxy at any time before it is exercised by delivering written notice of revocation to Peter S. Reinhart, the Secretary of the Company, or by voting in person at the meeting. Please note that attendance at the meeting will not by itself revoke a proxy.

All share and per share amounts in this Proxy Statement have been retroactively adjusted to reflect the Company’s 2-for-1 stock split in the form of a 100% stock dividend of Class A Common Stock and Class B Common Stock which occurred in March 2004.

VOTING RIGHTS AND SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The record date for the determination of shareholders entitled to vote at the meeting was the close of business on January 14, 2005. On January 14, 2005, the outstanding voting securities of the Company consisted of 46,575,088 shares of Class A Common Stock, each share entitling the holder thereof to one vote, and 14,683,480 of Class B Common Stock, each share entitling the holder thereof to ten votes. Other than as set forth in the table below, there are no persons known to the Company to be the beneficial owner of shares representing more than 5% of either the Company’s Class A Common Stock or Class B Common Stock.

The following table sets forth as of January 14, 2005 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each director, each nominee for director, each executive officer named in the tables set forth under “Executive Compensation” below, all directors and executive officers as a group and holders of more than 5% of either the Class A Common Stock or the Class B Common Stock of the Company:

	Class A Common Stock		Class B Common Stock
	Amount and Nature of Beneficial Ownership(1)	Percent of Class (2)	Amount and Nature of Beneficial Ownership(1)	Percent of Class (2)
Directors, Nominees for Directors, Certain Executive Officers, Directors and Executive Officers as a Group and Holders of More Than 5%
Kevork S. Hovnanian(3)(4)	7,620,424	16.4%	11,687,674	79.6%
Ara K. Hovnanian(5)	4,412,200	9.2%	1,856,684	12.6%
Geaton A. DeCesaris, Jr.(6)	1,000,248	2.1%	—	—
Arthur M. Greenbaum	23,736.1%		3,000	—
Kevin C. Hake	7,980	—	—	—
Edward A. Kangas	28,734.1%		—	—
Desmond P. McDonald	31,734.1%		—	—
Robyn T. Mingle	—	—	—	—
John J. Robbins	27,334.1%		—	—
J. Larry Sorsby	229,302.5%		—	—
Stephen D. Weinroth	69,234.1%		4,500	—
Earnest Partners, L.L.C. (7)	4,788,184	10.3%	—	—
All directors and executive officers as a group (13 persons)	13,874,002	28.1%	13,802,028	92.2%

Notes:

(1)	The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of options to purchase 1,834,000 shares of Class A Common Stock currently exercisable or exercisable within 60 days) with sole voting power and sole investment power except as noted in notes (3), (4), (5) and (6) below.

(2)	Based upon the number of shares outstanding plus options currently exercisable within 60 days held by each such director, nominee, executive officer or holder.

(3)	Includes 190,000 shares of Class A Common Stock and 529,124 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian’s address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(4)	Includes 5,658,826 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the “Limited Partnership”), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian’s wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the managing general partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 529,124 shares of Class B Common Stock held in trust for Mr. Hovnanian’s daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 190,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding two sentences.

(5)	Includes 2,000,000 shares of Class A Common Stock held in a grantor retained annuity trust for Kevork S. Hovnanian (the “GRAT”) for which Ara K. Hovnanian is trustee and has a potential remainder interest, and 70,434 shares of Class A Common Stock and 192,534 shares of Class B Common Stock held in family related accounts as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian disclaims beneficial ownership of such shares, except to the extent of his potential pecuniary interest in the GRAT. Ara K. Hovnanian’s address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(6)	Includes 367,198 shares of Class A Common Stock as to which Geaton A. DeCesaris, Jr. has shared voting power and shared investment power.

(7)	Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on September 13, 2004. Address: 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, persons who own more than 10% of a registered class of the Company’s equity securities and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These Reporting Persons are required by SEC rules to furnish the Company with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC and the NYSE.

Based solely on the Company’s review of the copies of such forms and amendments thereto it has received, the Company believes that with respect to the fiscal year ended October 31, 2004, all the Reporting Persons complied with all applicable filing requirements, except as follows: (1) each of Kevork S. Hovnanian, his spouse Sirwart Hovnanian, and Ara K. Hovnanian reported on Form 4 transfers of shares by Kevork Hovnanian and Ara Hovnanian to annuity trusts in which they were the principal beneficiary, but such reports were not filed in a timely manner and (2) Peter S. Reinhart amended a previously filed Form 4 to report late that the shares timely reported as sold in the original filing were received upon the exercise of an employee stock option.

(1) ELECTION OF DIRECTORS

The Company’s restated By-laws provide that the Board of Directors shall consist of up to eleven directors who shall be elected annually by the shareholders. The Company’s amended Certificate of Incorporation requires that at any time when any shares of Class B Common Stock are outstanding, one-third of the directors shall be independent, as defined therein.

Under the rules of the NYSE, listed companies, like us, who have a controlling shareholder are not required to have a majority of independent directors, as defined by NYSE rules. Because Mr. K. Hovnanian and members of his immediate family hold more than 50% of the voting power of the Company, the Company is a controlled company within the meaning of the rules of the NYSE.

The Board of Directors has determined that a Board of Directors consisting of the nine nominees listed below is the best composition in order to satisfy both the independence requirements of the Company’s amended Certificate of Incorporation as well as the NYSE rules.

The following nominees are proposed as directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for directors should become unavailable, it is intended that the shares represented by proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a director. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

Board of Directors

Name	Age	Company Affiliation	Year First Became a Director
Kevork S. Hovnanian	81	Chairman of the Board & Director	1967
Ara K. Hovnanian	47	President, Chief Executive Officer & Director	1981
Geaton A. DeCesaris, Jr.	49	President of the Hovnanian Land Investment Group & Director	2001
Arthur M. Greenbaum	79	Director	1992
Edward A. Kangas	60	Director	2002
Desmond P. McDonald	77	Director	1982
John J. Robbins	65	Director	2001
J. Larry Sorsby	49	Executive Vice President, Chief Financial Officer & Director	1998
Stephen D. Weinroth	66	Director	1982

Board of Directors – Directors’ Biographies

Mr. K. Hovnanian is the founder of the Company and has served as Chairman of the Board since its original incorporation in 1967. He served as Chief Executive Officer from 1967 through July 1997. In 1996, the New Jersey Institute of Technology awarded Mr. Hovnanian a President’s Medal for “Distinguished Achievement to an Outstanding Entrepreneur”. In 1992, Mr. Hovnanian was granted one of five nationwide Harvard Dively Awards for Leadership in Corporate Public Initiatives.

Mr. A. Hovnanian has been Chief Executive Officer since 1997 after being appointed President in 1988 and Executive Vice President in 1983. Mr. A. Hovnanian joined the Company in 1979 and has been a Director of the Company since 1981. In 1985, Governor Kean appointed Mr. Hovnanian to The Council on Affordable Housing and he was reappointed to the Council in 1990 by Governor Florio. In 1994, Governor Whitman appointed him as member of the Governor’s Economic Master Plan Commission. Mr. Hovnanian serves as Member of the Advisory Council of PNC Bank and the Monmouth Real Estate Investment Corporation, and he is on the Boards of a variety of charitable organizations. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.
Mr. DeCesaris, Jr. has served as President of the Hovnanian Land Investment Group since July 2003. Prior to this position, Mr. Decesaris, Jr. was President of Homebuilding Operations and Chief Operating Officer since January 2001. Prior to joining the Company in 2001, Mr. DeCesaris, Jr. served as Chairman, President, and Chief Executive Officer of Washington Homes, Inc. Mr. DeCesaris, Jr. was honored as the Washington, D.C. area’s Entrepreneur of the Year in the real estate category in 1994, sponsored by Inc. magazine and Ernst and Young. Mr. DeCesaris was elected as a Director of the Company in January 2001.

Mr. Greenbaum has been a Senior Partner of Greenbaum, Rowe, Smith & Davis LLP, a legal firm, since 1950. Mr. Greenbaum has been a Director since 1992.
Mr. Kangas was Chairman and Chief Executive Officer of Deloitte Touche Tohmatsu from December 1989 to May 2000, when he retired. He also serves on the Boards of Electronic Data Systems, Inc. (NYSE), Eclipsys, Inc. (NASDAQ), and Tenet Healthcare Corporation, Inc. (NYSE) and is Chairman of the Board of the National Multiple Sclerosis Society. Mr. Kangas was elected as a Director of the Company in September 2002 and is a member of the Company’s Audit Committee and Compensation Committee.

Mr. McDonald was a Director of Midlantic Bank, N.A. from 1976 to December 1995, Executive Committee Chairman of Midlantic Bank, N.A. from August 1992 to December 1995 and President of Midlantic Bank, N.A. from 1976 to June 1992. He was also a Director of Midlantic Corporation to December 1995 and Vice Chairman from June 1990 to July 1992. Mr. McDonald has been a Director of the Company since 1982 and is Chairman of the Company’s Audit Committee.
Mr. Robbins was a managing partner of the New York Office of Kenneth Leventhal & Company and executive committee partner, retiring from the firm in 1992. He was made a partner of Kenneth Leventhal & Company in 1973. Mr. Robbins has been a Trustee of Keene Creditors Trust since 1996. He has also been a Director and the Chairman of the Audit Committee of Raytech Corporation (NYSE) since May 2003. Mr. Robbins was elected as a Director of the Company in January 2001 and is a member of the Company’s Audit Committee.
Mr. Sorsby has been Chief Financial Officer of the Company since 1996 and Executive Vice President since November 2000. From March 1991 to November 2000, he was Senior Vice President, and from March 1991 to July 2000, he was Treasurer. Mr. Sorsby was elected as a Director of the Company in 1997.
Mr. Weinroth is a Managing Partner of Hudson Capital Advisors, LLC, a merchant banking firm, and is a Managing Director and Board Member of Kline Hawkes & Co., a manager of private equity funds. He is Chairman of the Board Emeritus of Core Laboratories, N.V., (NYSE), a global oil field service company where he was Chairman of the Board. He is Vice Chair of the Central Asian American Enterprise Fund. Mr. Weinroth has been a Director of the Company since 1982, is Chairman of the Company’s Compensation Committee and a member of the Company’s Audit Committee.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended October 31, 2004, the Board of Directors held four regularly scheduled meetings and one telephonic meeting. In addition, directors considered Company matters and had frequent communications with the Chairman of the Board of Directors and others apart from the formal meetings. Directors are expected to attend the Annual Meeting of Shareholders, but the Company does not have a formal policy with respect to attendance. Eight members of the Board of Directors attended the Annual Meeting of Shareholders held on March 5, 2004.

Audit Committee

During the year ended October 31, 2004, the members of the Audit Committee of the Board of Directors were Messrs. Kangas, McDonald, Robbins and Weinroth. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company’s independent registered public accounting firm and meeting with them to review the results of their work as well as their recommendations. The Audit Committee appoints the Company’s independent registered public accounting firm and also approves and reviews their fees.

The Vice President of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company’s compliance with certain Company procedures which are designed to enhance management’s understanding of operating issues and the results of the Audit Department’s approximately twenty-five audits annually of the various aspects of the Company’s business. The Audit Committee authorizes staffing and compensation of the internal audit department. The Company’s Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 2004, the Audit Committee met on four occasions and had eight telephonic meetings. For additional information related to the Audit Committee, see “Report of the Audit Committee” below.

Compensation Committee

During the year ended October 31, 2004, the members of the Compensation Committee of the Board of Directors were Messrs. Weinroth and Kangas. The Compensation Committee is chaired by Mr. Weinroth and is active in reviewing salaries, bonuses, and other forms of compensation for the Company’s executive officers, key management employees, and non-employee directors, and in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria used and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see “Report of the Compensation Committee” below. During the year ended October 31, 2004, the Compensation Committee met on one occasion and had four telephonic meetings.

Nominating Committee

The Company does not have a Nominating Committee. Under the rules of the NYSE, listed companies, like us, who have a controlling shareholder are not required to have a nominating committee. Because the Company does not have a Nominating Committee, the Company does not have a specific policy regarding shareholder nominations of potential directors to the Board of Directors, other than through the process described under “Shareholder Proposals for the 2006 Annual Meeting” below. Possible nominees to the Board of Directors may be suggested by any director and given to the Chairman of the Board. The Company’s restated By-laws provide that directors need not be shareholders. The Chairman of the Board of Directors, who is also the controlling shareholder, each year recommends a slate of directors to be nominated for election at the annual shareholders’ meeting. The Board of Directors approves the slate of nominees. Vacancies on the Board of Directors, other than those resulting from removal by shareholders, may be filled by action of the Board of Directors after recommendation by the Chairman of the Board.

As of the 120th calendar day prior to February 9, 2005, the Board of Directors had not received any recommendation for the nomination of a candidate to the Board of Directors by any shareholder or group of shareholders that at such time held more than 5% of the Company’s voting stock for at least one year.

The Company’s Corporate Governance Guidelines (“Guidelines”) require that the Board of Directors conduct a self-evaluation at least annually, and as circumstances otherwise dictate. In conjunction with the self-evaluation, the Board of Directors reviews the qualifications and effectiveness of the existing Board of Directors and allows for each board member to make comments or recommendations regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members. Among other factors, the Board of Directors generally considers the size of the Board of Directors best suited to fulfill its responsibilities, the Board of Directors’ overall membership composition to ensure the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds, the independence of outside directors and other possible conflicts of interest of existing and potential members of the Board of Directors. The Company does not pay fees to any third party to identify or evaluate or assist in the identification or evaluation of potential director nominees.

DIRECTOR COMPENSATION

In fiscal year 2004, each non-employee director was paid an annual retainer of $40,000, 50% in cash and 50% in shares of Class A Common Stock (approximately 472 shares of Class A Common Stock). In addition, the non-employee directors received a fee of $3,000 for each board meeting held in person and $2,000 for each telephonic board meeting. Members of the Audit Committee and Compensation Committee received $5,000 for each meeting held in person and $2,500 for each telephonic meeting. In accordance with the above, for fiscal year 2004, Mr. McDonald received $94,000, Mr. Greenbaum received $54,000, Mr. Robbins received

$94,000, Mr. Weinroth received $109,000, and Mr. Kangas received $109,000. From time to time, non-employee directors were also granted stock options, and in January of 2004, non-employee directors received an award of 15,000 options to purchase Class A Common Stock. In addition, all directors were reimbursed for expenses related to their attendance at meetings of the Board of Directors and committee meetings.

For information on non-employee director compensation for fiscal year 2005, see “Non-Employee Director Compensation Amendments” below.

VOTE REQUIRED

The election of the nominees to the Company’s Board of Directors for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified, requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of the nominees named in this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proposal to the Company’s Board of Directors.

(2) RATIFICATION OF THE SELECTION OF AN INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The selection of an independent registered public accounting firm to examine financial statements of the Company made available or transmitted to shareholders and filed with the SEC for the year ended October 31, 2005 is submitted to this Annual Meeting of Shareholders for ratification. Ernst & Young LLP has been selected by the Audit Committee of the Company to examine such financial statements.

The Company has been advised that a representative of Ernst & Young LLP will attend this Annual Meeting of Shareholders to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

VOTE REQUIRED

Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm to examine financial statements of the Company for the year ended October 31, 2005, requires the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together.

Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of this proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes for the fiscal years ended October 31, 2004, 2003 and 2002, the compensation paid or accrued by the Company for the chief executive officer and for the other four most highly compensated executive officers for fiscal year 2004.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name & Principal Position	Year or Period	Salary	Bonus(1)	Other Annual Compen- sation(2)	Restricted Stock Awards(3)	Number of Securities Underlying Options/ SARs(4)	LTIP Payouts	All Other Compen- sation(5)
Kevork S. Hovnanian	2004	$1,129,999	$5,566,000	—	—	—	N/A	$ 16,633
Chairman of the Board	2003	$1,101,782	$6,128,000	—	—	—	N/A	$ 16,414
of Directors	2002	$970,041	$4,354,000	—	—	—	N/A	$ 15,664

Ara K. Hovnanian	2004	$1,111,022	$7,696,808	$68,893	$3,958,358	600,000	N/A	$572,260
President and Chief Executive	2003	$1,034,029	$6,989,600	$89,571	$2,566,080	600,000	N/A	$484,139
Officer	2002	$909,408	$3,747,800	—	$1,927,440	500,000	N/A	$181,047

J. Larry Sorsby	2004	$296,472	$998,130	—	$ 513,324	50,000	N/A	$119,958
Executive Vice President	2003	$321,283	$1,052,245	—	$ 541,154	50,000	N/A	$102,759
and Chief Financial Officer	2002	$271,266	$731,003	—	$ 375,944	50,000	N/A	$ 45,017

Kevin C. Hake	2004	$221,188	$181,411	—	$ 93,297	5,000	N/A	$ 17,284
Senior Vice President/	2003	$207,733	$171,283	—	$ 88,088	—	N/A	$ 14,639
Finance & Treasurer	2002	$181,730	$130,550	—	$ 67,140	—	N/A	$ 8,101

Robyn T. Mingle(6)	2004	$238,766	$155,750	—	$ 80,100	—	N/A	$ 3,784
Senior Vice President/	2003	$8,846	$100,000	—	—	—	N/A	—
Human Resources	2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Includes cash awards not paid until after year end. In fiscal year 2003, for A. Hovnanian, also includes 27,326 shares of Class B Common Stock with an approximate dollar value of $2,000,000, which was not received until after year end.

(2)	Includes perquisites and other personal benefits unless the aggregate amount is less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. Perquisites for A. Hovnanian in fiscal years 2004 and 2003 include $50,321 and $78,571, respectively, relating to personal use of the Company’s corporate aircraft.

(3)	Represents the right to receive Class A Common Stock after vesting 25% a year for four years. Any executive with 20 years of service or who reaches the age of 58 becomes immediately 100% vested. Awards of restricted stock during the years ended October 31, 2004, 2003, and 2002 amounted to 108,717 shares, 108,102 shares, and 148,562 shares, respectively, for A. Hovnanian; 14,099 shares, 22,798 shares, and 28,978 shares, respectively, for J. Sorsby; and 2,563 shares, 3,712 shares, and 5,176 shares, respectively, for K. Hake. Awards of restricted stock for R. Mingle amounted to 2,200 shares during the year ended October 31, 2004. Such awards of restricted stock are presented based upon the closing price of the Class A Common Stock on the New York Stock Exchange on the date of grant. The aggregate number of shares of restricted stock held as of October 31, 2004, and the value thereof as of such date based upon the closing price of the Class A Common Stock on October 29, 2004, which was the last trading day of October 2004, on the New York Stock Exchange of $37.54, were as follows: A. Hovnanian: 624,401 shares ($23,440,014); J. Sorsby: 138,501 shares ($5,199,328); R. Mingle 2,200 shares ($82,588); and K. Hake: 14,011 shares ($525,973).

(4)	The Company has not granted any stock appreciation rights.

(5)	Includes accruals under the Company’s savings and investment retirement plan (the “Retirement Plan”), deferred compensation plan (the “Deferred Plan”) and term life insurance premiums for the named executive officers for the year ended October 31, 2004 as follows:

	Retirement Plan	Deferred Plan	Term Insurance	Total
Kevork S. Hovnanian	$16,300	$—	$333	$16,633
Ara K. Hovnanian	$16,300	$555,000	$960	$572,260
J. Larry Sorsby	$16,300	$102,743	$915	$119,958
Kevin C. Hake	$10,150	$6,507	$627	$17,284
Robyn T. Mingle	$3,273	$—	$511	$3,784
(6)	Robyn T. Mingle began employment with the Company on October 13, 2003.

Option Grants in Last Fiscal Year(1)

The following table provides information on option grants in fiscal year 2004 to the named executive officers.

	Individual Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal 2004	Exercise or Base Price Per Share	Expiration Date

Name					5%	10%
Kevork S. Hovnanian	—	—	—	—	—	—
Ara K. Hovnanian	600,000	49.4%	$44.13	12/18/13	$16,649,985	$42,194,332
J. Larry Sorsby	50,000	4.1%	$44.13	12/18/13	$1,387,499	$3,516,194
Kevin C. Hake	5,000	0.4%	$32.82	5/20/14	$103,202	$261,533
Robyn T. Mingle	—	—	—	—	—	—

Notes:

(1)	The Company has not granted any stock appreciation rights.
(2)	The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on future performance of the Company’s Class A Common Stock, overall stock market conditions, and the optionee’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises During the Year Ended
October 31, 2004 and Option Values at October 31, 2004(1)

The following table provides information on option exercises during the year ended October 31, 2004 by the named executive officers and the value of such officers’ unexercised options at October 31, 2004.

	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at October 31, 2004		Value of Unexercised In-the-Money Options at October 31, 2004(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Kevork S. Hovnanian	—	—	—	—	—	—
Ara K. Hovnanian	—	—	1,150,000	2,050,000	$39,494,438	$36,492,000
J. Larry Sorsby	80,000	$2,702,550	102,500	217,500	$3,424,163	$4,561,388
Kevin C. Hake	5,000	$184,781	5,000	25,000	$172,856	$681,963
Robyn T. Mingle	—	—	—	—	—	—

Notes:

(1)	The Company has not granted any stock appreciation rights.
(2)	Based upon the closing price of the Class A Common Stock on October 29, 2004, which was the last trading day of October 2004, on the New York Stock Exchange of $37.54.

Ten-Year Option Repricings (1)

For the year ended October 31, 2004, there were no adjustments to the exercise prices of stock options previously awarded.

Note:

(1)	The Company has not granted any stock appreciation rights.

Employment Contracts and Arrangements

The Company has an agreement with Ara K. Hovnanian, Chief Executive Officer, that provides that in the event of his disability or death he (or his legal representative or estate) will receive payments equal to the average of the sum of his annual base salary and the annual bonus amount earned by him in respect of the three full preceding calendar years, which will be payable in equal monthly installments through the third anniversary of his disability or death.

Equity Compensation Plans

The following table provides information as of October 31, 2004 with respect to compensation plans (including compensation arrangements) under which the Company’s equity securities are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) in thousands)(2) (c)
Equity compensation plans approved by security holders	7,249	7.47	24,279
Equity compensation plans not approved by security holders	—	—	—
Total	7,249	7.47	24,279

Note:

(1)	All securities underlying these options, warrants and rights are shares of Class A Common Stock.
(2)	Under the Company’s equity compensation plans, securities may be issued in either Class A Common Stock or Class B Common Stock.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company’s executive officers, key management employees, and non-employee directors.

Non-Employee Director Compensation Amendments

In December 2004, the Compensation Committee engaged an outside compensation consultant to provide information with regard to compensation incentives of non-employee directors of comparable companies in the homebuilding industry. The report was reviewed with the Chairman of the Board and the President and Chief Executive Officer of the Company. Thereafter, the Compensation Committee presented the Board of Directors with its recommendation for compensation of non-employee directors, which closely followed the outside consultant’s recommendations.

On January 12, 2005, the Board of Directors unanimously approved the recommendation of the Compensation Committee to provide an additional retainer of $20,000 to non-employee directors for each Board committee on which they serve (50% in cash and 50% in shares of Class A Common Stock). Previously, non-employee directors did not receive an annual retainer specifically for service on a committee. In addition, the Board of Directors approved an annual grant of 5,000 options to purchase shares of the Company’s Class A Common Stock to all non-employee directors and an additional annual grant of 2,000 options to purchase shares of the Company’s Class A Common Stock to non-employee directors for each Board committee on which they serve. These stock options will be granted pursuant to the amended and restated 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan and they will vest in three equal annual installments beginning one year after the date of grant and expire ten years from the date of the grant. Previously, stock options were granted sporadically and not specifically for service on a Board committee.

Effective January 12, 2005, compensation for the Company’s non-employee directors consists of the following:

Annual Retainer

Each non-employee director’s annual retainer consists of $40,000 and an additional $20,000 for each Board committee on which such non-employee director serves (50% in cash and 50% in shares of Class A Common Stock for the entire amount).

Annual Stock Option Grant

Each non-employee director’s annual stock option grant consists of options to purchase 5,000 shares of Class A Common Stock and options to purchase an additional 2,000 shares for each Board committee on which such non-employee director serves.

Meeting Fees

In fiscal year 2005, meeting fees for non-employee directors will remain the same as in fiscal year 2004: $3,000 will be paid to each non-employee director for each Board meeting held in person, $2,000 for each telephonic Board meeting, $5,000 for each committee meeting held in person and $2,500 for each telephonic committee meeting. In addition, all directors are reimbursed for expenses related to their attendance at meetings of the Board of Directors and committee meetings.

Compensation Incentives for the Company’s Executives

The amount and nature of the compensation received by the Company’s executives during the year ended October 31, 2004 was determined in accordance with the compensation program and policies described below. The compensation program and policies for the Company’s executives have not changed since the Company’s last Annual Meeting. The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company’s financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options. In establishing the three major components for each executive, the Compensation Committee reviews, as part of its criteria, the compensation received by other executives in the homebuilding industry.

Base Salary

The Compensation Committee believes that, due to the Company’s success in its principal markets, other companies seeking proven executives may view members of the Company’s highly experienced executive team as potential hires. The base salaries paid to the Company’s executive officers and key management employees during the year ended October 31, 2004 generally were believed to be necessary to retain their services. Base salaries, including that of Mr. K. Hovnanian, the Company’s Chairman of the Board, and Mr. Ara Hovnanian, the President and Chief Executive Officer, are reviewed annually and are adjusted based on the performance of the executive, any increase or change in responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Base salaries for the Company’s other executive officers for the year ended October 31, 2004 were set by Mr. A. Hovnanian. Each executive officer’s base salary, including the base salary of each of Mr. K. Hovnanian and Mr. A. Hovnanian, was reviewed by the Compensation Committee in accordance with the criteria described above.

Annual Bonus Program

The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn bonuses. The annual bonus program consists of the amended and restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (“Short-Term Incentive Plan”) and the amended and restated 1999 Hovnanian Enterprises, Inc. Stock Incentive Plan (“1999 Plan”) and is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity. In addition, under the 1999 Plan, the ultimate value received by option holders is directly tied to increases in the Company’s stock price, therefore, stock options serve to link closely the interests of management and shareholders and to motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the 1999 Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

Under the Short-Term Incentive Plan, senior executives, including Mr. K. Hovnanian, Chairman of the Board, and Mr. A. Hovnanian, President and Chief Executive Officer, receive a fixed amount bonus based on the Company’s Return on Equity (“ROE”). All other executive officers participate in the 1999 Plan, which is based on ROE or on a Division’s Return on Investment (“ROI”) and they receive either a fixed amount or a percentage of their base salary. As the Company’s ROE or a Division’s ROI reaches higher targeted levels, the fixed amount or bonus percentage of salary increases. Generally, annual bonuses are payable 70% in cash and 30% in the form of a deferred share award. Each deferred share award provides that, on each of the first four anniversaries of the date the cash portion of the annual bonus becomes payable (generally at the end of the year in respect of which the bonus is being determined), and subject to an executive’s continued employment with the Company, the executive becomes vested in 25% of a specified number of shares of the Company’s common stock. This number of shares of common stock is equal to (i) the quotient of (x) the dollar amount of the 30% of the annual bonus amount, divided by (y) the closing price of the Company’s common stock on the date the cash portion of the annual bonus is payable, plus (ii) an additional 20% of the number of shares determined as set forth in clause (x). Any executive who receives a deferred share award who has completed or completes 20 years of service with the Company, or is or achieves age 58, will be immediately vested in his or her deferred share award.

The Company’s annual bonus program is intended to allow the Company to make awards to executive officers and other key management employees that are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee will continue to seek ways to limit the impact of Section 162(m) of the Code. However, the Compensation Committee believes that the tax deduction limitation should not compromise the Company’s ability to establish and implement incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard may result in compensation that is not deductible for federal income tax purposes.

Both the Short-Term Incentive Plan and the 1999 Plan are administered by the Compensation Committee.

COMPENSATION COMMITTEE
Stephen D. Weinroth, Chair
Edward A. Kangas

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended October 31, 2004, the members of the Compensation Committee were Messrs. Weinroth and Kangas. Each of Messrs. Weinroth and Kangas are non-employee directors and were never officers or employees of the Company or any of its subsidiaries.

See “Certain Relationships and Related Transactions” below for more information concerning Mr. Greenbaum’s business relationship with the Company.

REPORT OF THE AUDIT COMMITTEE

Membership, Independence, & Qualifications

Messrs. McDonald, as Chairman, Kangas, Robbins and Weinroth are the members of the Audit Committee. In the judgment of the Company’s Board of Directors, each member of the Audit Committee is independent as required by both the rules of the NYSE and SEC regulations, and a “financial expert” in accordance with SEC regulations. The most recent review by the Board of Directors of Audit Committee member qualifications occurred on December 3, 2004 at a regularly scheduled Board Meeting.

Responsibilities of the Audit Committee & Charter

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is governed by its Charter which was adopted in March 2000 and amended in December 2002, October 2003 and January 2004. The Audit Committee Charter is available on the Company’s public website, www.khov.com, under “Investor Relations/Governance”.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report with management. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

•	the overall scope and plans for such accounting firm’s respective audits of the Company,

•	such accounting firm’s judgements as to the quality, not just the acceptability, of the Company’s accounting principles,

•	such accounting firm’s independence from management and the Company, including matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and received by the Company,

•	and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under Statements on Auditing Standards No. 61.

The Audit Committee, as part of its Charter, reviews quarterly with management the Company’s financial statements prior to their being filed with the SEC. In addition, the Audit Committee, in reliance on the reviews and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2004, which was filed with the SEC on January 13, 2005.

Policies & Procedures Established By Audit Committee

In accordance with SEC regulations, the Audit Committee has established procedures for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services. The Company’s independent registered public accounting firm will report directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between such firm and management regarding financial reporting.

In fiscal year 2003, the Audit Committee established whistle blowing procedures as required by Section 301 of the Sarbanes-Oxley Act of 2002 and NYSE Rule 303(A)(7)(c)(iii). These procedures are discussed in the Company’s Code of Ethics (Section IV.G.) which is available on the Company’s public website at www.khov.com under “Investor Relations/Governance”.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has also established procedures for the pre-approval of audit and non-audit services provided by an independent registered public accounting firm. The Company’s “Audit and Non-Audit Services Pre-Approval Policy” (“Pre-Approval Policy”) was most recently reviewed and approved by the Audit Committee at its meeting held on October 4, 2004.

As set forth in the Pre-Approval Policy, audit services require specific approval by the Audit Committee, except for certain services that have received general pre-approval by the Audit Committee.

In accordance with the Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. Prior to establishing the list of pre-approved services, the Audit Committee determines if the Company’s independent registered public accounting firm is an effective provider of services. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. For fiscal year 2005, there are four categories of services that have received general pre-approval by the Audit Committee: Audit, Audit-Related, Tax and All Other Services and the pre-approved dollar amount for such services may not exceed $100,000 per engagement.

The Audit Committee may delegate to one or more of its members the authority to approve in advance all significant audit or permitted non-audit services to be provided by the independent registered public accounting firm so long as decisions are presented to the full Audit Committee at its next scheduled meeting.

Audit Committee
Desmond P. McDonald, Chair
John J. Robbins
Stephen D. Weinroth
Edward A. Kangas

FEES PAID TO PRINCIPAL ACCOUNTANT

Audit Fees

The aggregate fees billed by Ernst & Young LLP for each of fiscal year 2004 and fiscal year 2003 for professional services rendered for the audit of our consolidated financial statements, and for the reviews of the unaudited consolidated financial statements included in our Quarterly Reports on Form 10-Q for the fiscal years, or for services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, including comfort and consent letters in connection with SEC filings and financing transactions, for those fiscal years were $1,420,000 and $1,006,000, respectively.

Audit-Related Fees

The aggregate fees billed by Ernst & Young LLP in each of fiscal year 2004 and fiscal year 2003 for assurance and related services that were reasonably related to performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees” above were $111,000 and $146,000, respectively. These services consisted of employee benefit plan audits, accounting consultations and internal control reviews.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in each of fiscal year 2004 and fiscal year 2003 for professional services rendered for tax compliance, tax advice and tax planning were $39,000 and $225,000, respectively, which services primarily included advisory services related to state tax structuring.

All Other Fees

There were no fees billed in fiscal years 2004 or 2003 for products and services provided by Ernst & Young LLP, other than the services described above.

Pre-Approval Policies and Procedures

For a discussion of the Audit Committee’s pre-approval policies and procedures, see “Report of the Audit Committee” above. All of the services described under the captions “Audit-Related Fees” and “Tax Fees” above were approved by the Audit Committee pursuant to its Pre-Approval Policy.

PRINCIPAL ACCOUNTANT INDEPENDENCE

The Audit Committee has determined that the provision of all non-audit services performed by Ernst & Young LLP were compatible with maintaining its independence.

CORPORATE GOVERNANCE

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, controller and all other associates of the Company, including its directors and other officers. The Company has also adopted Corporate Governance Guidelines.

The Company makes available to the public various corporate governance related information on its public website (www.khov.com) under “Investor Relations/Governance”. Information on the website includes the Company’s Code of Ethics, Corporate Governance Guidelines and Committee Charters, including the Audit Committee Charter and the Compensation Committee Charter.

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors by corresponding to the address below. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter.

Attn: Board of Directors of Hovnanian Enterprises, Inc.
c/o Mr. Desmond McDonald, Director
Privileged & Confidential
Hovnanian Enterprises, Inc.
10 Highway 35
P.O. Box 500
Red Bank, N.J. 07701

The Company’s non-employee directors meet without management after each regularly scheduled meeting of the Board of Directors. The presiding director of such meetings is selected at each meeting. Shareholders, associates of the Company and other interested parties may communicate directly with non-employee directors as a group by corresponding to the address below. Members of the non-employee director group include: Messrs. Greenbaum, Kangas, McDonald, Robbins, and Weinroth. All non-employee directors, with the exception of Mr. Greenbaum, are “independent” in accordance with NYSE rules. Mr. McDonald will report to all non-employee directors any correspondence which is received by him as indicated by the urgency of the matter, or at the next scheduled meeting of non-employee directors.

Attn: Non-Employee Directors of Hovnanian Enterprises, Inc.
c/o Mr. Desmond McDonald, Director
Privileged & Confidential
Hovnanian Enterprises, Inc.
10 Highway 35
P.O. Box 500
Red Bank, N.J. 07701

In addition, associates of the Company may anonymously report concerns or complaints via the K. Hovnanian Corporate Governance Hotline or following procedures as discussed in the Company’s Code of Ethics.

PERFORMANCE GRAPHS

The following graphs compare on a cumulative basis the yearly percentage change over the five and three year periods ending October 31, 2004 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor’s 500 Index and with (iii) the total return on the S&P Homebuilding Index. Such yearly percentage change has been measured by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1999 and 2001 for the preparation of the five and three years graphs, respectively.

Note: The stock price performance shown on the following graphs is not necessarily indicative of future price performance.

*$100 invested on 10/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.
Source: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

*$100 invested on 10/31/01 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.
Source: Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. K. Hovnanian, the Chairman of Company’s Board of Directors, is the father of Mr. A. Hovnanian, the Chief Executive Officer and a member of the Board of Directors.

Prior to the enactment of the Sarbanes-Oxley Act of 2002 (the “Act”), our Board of Directors adopted a general policy providing that it would not make loans to our officers or directors or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans would not exceed $3 million at any one time, and that such loans would be made only with the approval of the members of our Board of Directors who had no interest in the transaction. At October 31, 2004, there was one loan amounting to $140,000 to an executive officer, who is not a member of the Board of Directors. This loan was extended for relocation purposes, and is forgivable after five years. The loan was extended prior to the enactment of the Act, and has not been materially modified.

The Company has provided property management services to various limited partnerships, including one partnership in which our Chief Executive Officer was a general partner and in which members of his family and certain officers and directors were limited partners. We no longer provide such services. During fiscal year 2004, we received $100,000 in fees for such management services.

During the year ended October 31, 2003, we entered into an agreement to purchase land in California for approximately $33.4 million from an entity that is owned by a relative of our Chairman of the Board and our Chief Executive Officer. As of October 31, 2004, we have an option deposit of $3.0 million related to this land acquisition agreement. In connection with this agreement, we also have consolidated $30.4 million in accordance with Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities”, which is shown under “Consolidated Inventory Not Owned” on our Consolidated Balance Sheet for

the fiscal year ended October 31, 2004. Neither the Company, the Chairman of the Board nor the Chief Executive Officer has a financial interest in the relative’s company from which the land was optioned.

During the year ended October 31, 2001, we entered into an agreement to purchase land from an entity that is owned by a relative of our Chairman of the Board and our Chief Executive Officer, totaling $26.9 million. As of October 31, 2004, land aggregating $22.1 million had been purchased. Neither the Company, the Chairman of the Board nor the Chief Executive Officer has a financial interest in the relative’s company from which the land was purchased.

Mr. Greenbaum, a member of our Board of Directors, is a partner in Greenbaum, Rowe, Smith & Davis LLP, a legal firm retained by the Company during the fiscal year ended October 31, 2004, which provided services to the Company during the fiscal year ended October 31, 2004.

GENERAL

The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy materials to their principals.

Unless otherwise directed, the persons named in the accompanying proxy card(s) intend to vote all shares represented by proxies received by them in favor of the election of the nominees to the Board of Directors of the Company named herein and in favor of the ratification of the selected independent registered public accounting firm. All proxies will be voted as specified.

Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals that require the affirmative vote of the holders of a majority in voting power of all outstanding common stock, voting together. All votes will be certified by the Inspectors of Election, who are employees of the Company.

Abstentions will have the effect of votes against a proposal and broker non-votes will have no effect on the vote.

Notwithstanding the foregoing, the Company’s amended Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company’s knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held continuously, since the date of issuance, for the benefit or account of the same named beneficial owner of such shares (as defined in the amended Certificate of Incorporation) or any Permitted Transferee (as defined in the amended Certificate of Incorporation). Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their proxy card, which is specially designed for beneficial owners of Class B Common Stock. The Company has also supplied nominee holders of Class B Common Stock with instructions and specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company’s amended Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card and the nominee proxy card relating to such shares is properly completed, mailed, and received by ADP, the Company’s proxy service facilitator, not less than 3 nor more than 20 business days prior to March 8, 2005. Proxy cards should be mailed to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, N.Y., 11717.

Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying proxy card(s) to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Shareholder proposals for inclusion in the proxy materials related to the 2006 Annual Meeting of Shareholders must be received by the Company no later than October 10, 2005. Shareholder proposals submitted after December 26, 2005 will be considered untimely for purposes of SEC Rule 14a-4.

By Order of the Board of Directors
HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
February 7, 2005

10 HIGHWAY 35
P.O. BOX 500
RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HOVNA1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees: (01) K. Hovnanian (02) A. Hovnanian (03) G. DeCesaris, Jr. (04) A. Greenbaum (05) D. McDonald	(06) J. Robbins (07) J. Sorsby (08) S. Weinroth (09) E. Kangas				For All ¡	Withhold All ¡	For All Except ¡	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals			For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended October 31, 2005.		¡	¡	¡	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			Yes	No	¡

Please indicate if you plan to attend this meeting			¡	¡

Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners) Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Class A Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 5:00 p.m. on March 8, 2005, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2005 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35
P.O. BOX 500
RED BANK, NJ 07701

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envel.ope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HOVNA3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees: (01) K. Hovnanian (02) A. Hovnanian (03) G. DeCesaris, Jr. (04) A. Greenbaum (05) D. McDonald	(06) J. Robbins (07) J. Sorsby (08) S. Weinroth (09) E. Kangas				For All ¡	Withhold All ¡	For All Except ¡	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals			For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended October 31, 2005.		¡	¡	¡	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			Yes	No	¡

Please indicate if you plan to attend this meeting			¡	¡

Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners) Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 5:00 p.m. on March 8, 2005, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2005 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35
P.O. BOX 500
RED BANK, NJ 07701

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HOVNA5	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees: (01) K. Hovnanian (02) A. Hovnanian (03) G. DeCesaris, Jr. (04) A. Greenbaum (05) D. McDonald	(06) J. Robbins (07) J. Sorsby (08) S. Weinroth (09) E. Kangas				For All ¡	Withhold All ¡	For All Except ¡	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals			For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended October 31, 2005.		¡	¡	¡	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			Yes	No	¡

Please indicate if you plan to attend this meeting			¡	¡

Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners) Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Nominee Holder of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 5:00 p.m. on March 8, 2005, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2005 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

According to the certification of the beneficial owner of the shares represented by this proxy, such beneficial owner (A) has been the beneficial owner of _______ of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company’s amended Certificate of Incorporation) of any such beneficial owner and (B) has not been the beneficial owner of __________ of such shares continuously since the date of their issuance nor a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B common stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

10 HIGHWAY 35
P.O. BOX 500
RED BANK, NJ 07701

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hovnanian Enterprises, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Voting instructions must be received not less than 3 nor more than 20 business days prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HOVNA7	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Vote On Directors

1.	Election of Directors.
	Nominees: (01) K. Hovnanian (02) A. Hovnanian (03) G. DeCesaris, Jr. (04) A. Greenbaum (05) D. McDonald	(06) J. Robbins (07) J. Sorsby (08) S. Weinroth (09) E. Kangas				For All ¡	Withhold All ¡	For All Except ¡	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals			For	Against	Abstain

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended October 31, 2005.		¡	¡	¡	3.	On any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

For address changes and/or comments, please check this box and write them on the back where indicated			Yes	No	¡

Please indicate if you plan to attend this meeting			¡	¡

Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners) Date

PROXY

HOVNANIAN ENTERPRISES, INC.

Beneficial Owner of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., 30th floor, New York, N.Y. 10017, at 5:00 p.m. on March 8, 2005, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 7, 2005 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) for the election of the nominees to the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and (3) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1) and (2).

By signing on the reverse hereof, the undersigned certifies that (A) with respect to _________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company’s amended Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining _________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B common stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE